UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2018

Navient Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36228	46-4054283
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 Justison Street, Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 283-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Navient Corporation (“Navient” or the “Company”) is filing this Current Report on Form 8-K to revise certain financial information and related disclosures included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 (the “2017 Annual Report”). In the fourth quarter of 2017, Navient entered the Private Education Refinance Loan origination market. This new activity changed the way the Company manages the business, reviews operating performance and allocates resources, effective first-quarter 2018. This resulted in the following four new reportable operating segments: (1) Federal Education Loans (2) Consumer Lending (3) Business Processing and (4) Other. These new reportable operating segments now primarily distinguish between our legacy federal education loan businesses and our growth businesses. In connection with this change in reportable operating segments, there was also a change in how unallocated overhead is defined. Prior to first-quarter 2018, the Company assessed its ongoing operations and results using the following reportable operating segments – FFELP Loans, Private Education Loans, Business Services and Other. These changes in reportable operating segments were applied retrospectively.

This Current Report and Exhibit 99.1, is being revised and filed solely to recast segment reporting financial information in Footnote 15 contained in Part II, Item 8 of the Company’s Form 10-K for the period ended December 31, 2017, filed on February 26, 2018. Exhibit 99.2 is being furnished herewith to provide a revised quarterly segment disclosure for the fiscal year ended December 31, 2017. The following items are included as exhibits to this Current Report on Form 8-K:

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.2 listed below is furnished pursuant to Item 9.01 of this Form 8-K.

Exhibit Number	Description

23.1*	Consent of KPMG LLP

99.1*

Financial Statements and Supplementary Data, recast for revised segment presentation for the fiscal years ended December 31, 2017, 2016, and 2015 (which supersedes Part II, Item 8, of the 2017 Form 10-K filed with the Securities and Exchange Commission on February 26, 2018).

99.2**	Revised 2017 Quarterly Reportable Operating Segment Tables

101.SCH*	XBRL Taxonomy Extension Schema Document.

101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB*	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document.

*	Filed herewith.

** Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVIENT CORPORATION

Date: May 3, 2018	By:	/s/ Christian M. Lown
Christian M. Lown
Chief Financial Officer